SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 7, 2002

COCA-COLA ENTERPRISES INC.
 (Exact name of registrant as specified in its charter)

Delaware	01-09300	58-0503352
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339

(Address of principal executive offices, including zip code)

(770) 989-3000
(Registrant's telephone number, including area code)

Exhibit Index Page 4

Item 5.   Other Events

On February 7, 2002, the Company released 2002 quarterly guidance and 2001 comparable financial results (unaudited) for purposes of additional analysis of the results of the Company.

Item 7.      Financial Statements and Exhibits

(c)      Exhibits.

99	2002 Quarterly Financial Guidance and 2001 Comparable Results

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC.
(Registrant)

Date: February 7, 2002	By: S/ E. LISTON BISHOP III E. Liston Bishop III Vice President and Deputy General Counsel

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99	2002 Quarterly Financial Guidance and 2001 Comparable Results